UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 30, 2017

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Emiko Higashi as Director.

On May 30, 2017, the Board of Directors (the “Board”) of Rambus Inc. (the “Company”) elected Emiko Higashi to be a member of the Board as a Class II director, effective immediately, to stand for reelection at the annual meeting of the Company to be held in 2019. In connection with the election of Ms. Higashi to the Board, the Board, pursuant to the provisions of the Amended and Restated Bylaws of the Company, resolved that the size of the Board be increased from seven to eight.

There are no arrangements or understandings between Ms. Higashi and any other persons pursuant to which Ms. Higashi was named a director of the Company. Ms. Higashi does not have any family relationship with any of the Company’s directors or executive officers. Ms. Higashi has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K. Ms. Higashi will receive standard compensation, including restricted stock unit and option grants available to non-employee directors of the Company.

Ms. Higashi was also appointed to the Audit Committee of the Board, effective immediately following the filing of the Company’s Form 10-Q for the second quarter of fiscal year 2017. After giving effect to Ms. Higashi’s appointment, the Audit Committee is composed of J. Thomas Bentley (Chair), Charles Kissner, David Shrigley and Ms. Higashi.

In connection with her appointment and service as a non-employee director, Ms. Higashi entered into the Company’s standard form of indemnification agreement and will receive compensation as described in the Company’s 2016 Proxy Statement on Schedule 14A, dated March 9, 2017.

Attached to this Form 8-K is a press release regarding the appointment of Ms. Higashi as a Director of the Company. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated June 5, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2017	Rambus Inc.

/s/ Jae Kim
Jae Kim, Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 5, 2017.